                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    March 18, 1999
                                                           --------------


                               CROWN VANTAGE INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


Virginia                                             1-13868                       54-1752384
-------------------------------------------------------------------------------------------------------
 (State or other jurisdiction of                (Commission                     (IRS Employer
      of incorporation                           File Number                    Identification No.)


                          300 Lakeside Drive, Oakland CA                             94612-3592
-------------------------------------------------------------------------------------------------------
                     (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code    (510) 874-3400
                                                          ------------------------------------

                                       Not Applicable
-------------------------------------------------------------------------------------------------------
                     (Former name or former address, if changed since last report)

Item 5.  Other Events.

See exhibit 99.1 for copy of news release.

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

        Exhibit No.                                       Description
----------------------------     -----------------------------------------------------------
            99.1                    Nasdaq National Market continues Crown Vantage listing.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CROWN VANTAGE INC.


March 18, 1999                    /s/ Michael J. Hunter
                             -----------------------------------------------
                                                 Michael J. Hunter
                             Senior Vice President, Chief Accounting Officer